UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2019

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Twin River Worldwide Holdings, Inc.

(Exact name of registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation)	001-38850 (Commission File Number)	20-0904604 (I.R.S. Employer Identification Number)
100 Twin River Road Lincoln, Rhode Island 02865 (Address and zip code of principal executive offices)

(401) 475-8474

(Registrant’s telephone number, including area code)

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Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02	Results of Operations and Financial Condition.

On April 29, 2019, Twin River Worldwide Holdings, Inc. (the “Company”) commenced an offering (the “Offering”) of $350,000,000 aggregate principal amount of senior notes due 2027 (the “Notes”) in a private offering.

In connection with the Offering, the Company provided potential investors a preliminary offering memorandum. The Company is furnishing the attached Exhibit 99.1 to disclose selected preliminary estimated financial results of the Company for the three months ended March 31, 2019, which were included in the preliminary offering memorandum.

This report does not constitute an offer to sell or the solicitation of an offer to buy the Notes or an offer, solicitation or sale of the Notes in any jurisdiction in which such offering, solicitation or sale would be unlawful. The Notes have not been registered under the Securities Act of 1933, and may not be offered or sold absent registration or an applicable exemption from registration requirements.

Item 7.01	Regulation FD Disclosure.

See “Item 2.02. Results of Operations and Financial Condition” above.

The Company is also furnishing the attached Exhibit 99.2 to disclose certain additional information excerpted from the preliminary offering memorandum, including in respect of the use of proceeds from the Offering. Since not all of the information contained in the preliminary offering memorandum is included therein, certain cross references and defined terms may not appear in Exhibit 99.2.

The information contained in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished and is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished herewith:

Exhibit No.	Description

99.1	Selected Preliminary Estimated Financial Results of the Company for the Three Months Ended March 31, 2019

99.2	Information from Preliminary Offering Memorandum, dated April 29, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWIN RIVER WORLDWIDE HOLDINGS, INC.

By:	/s/ Stephen H. Capp
Name:	Stephen H. Capp
Title:	Executive Vice President and Chief Financial Officer

Date: April 29, 2019